Dreyfus

Money Market

Instruments, Inc.

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statements of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market

                                                              Instruments, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Instruments, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with portfolio manager Thomas S. Riordan.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation. In this environment, yields on money market securities continued to rise.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Money Market Instruments, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc.  perform during the period?

For the 12-month period ended December 31, 1999, the fund produced a yield of 4.36% for its Money Market Series and 4.23% for its Government Securities Series. Taking into account the effect of compounding, the effective yield was 4.45% for its Money Market Series and 4.31% for its Government Securities Series.(1)

What factors influenced the fund's performance?

As 1999 began the United States economy was marked by fears of an economic slowdown, largely as a result of the Asian financial crisis. The Federal Reserve Board, in an attempt to cushion the economy from negative overseas events, had sharply lowered short-term interest rates. Global markets remained unsettled as 1999 began, but the general atmosphere of crisis lifted. As fears waned, the focus of monetary policymakers shifted back to the domestic economy, and as the economy showed no signs of slowing, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. But while the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation remained benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Notwithstanding fears that imbalances might eventually derail the nine-year expansion, the U.S. economy continued to grow as the Fed held steady on rates through the first quarter of the year.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

A surprisingly large jump in the Consumer Price Index in May pushed policymakers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology, as participants began to anticipate higher rates

That highly anticipated move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25 percentage points. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an
end    to    Fed    tightening.

Such hopes would be short-lived as strong economic growth along with anxiety over rising wages and benefits renewed inflationary concern. At its August Open Market Committee meeting, the Fed raised short-term interest rates by an additional 0.25 percentage points, signaling its added resolve by also raising
the    discount    rate.

The economy continued to give mixed signals to the money market throughout the third quarter. GDP growth accelerated back to a rapid 4.8%, but key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such strong economic expansion. These mixed indications led the Fed to hold off on further tightening until November, when continued fear of inflationary pressures caused it to increase short-term interest rates by another 0.25 percentage points.

When the Fed took no action at its December meeting, many analysts considered it to be an attempt to quiet markets that were concerned about potential Y2K disruption. The Fed also added significant reserves to the banking system over year-end to quell liquidity concerns, leading to temporary irregularities and wide fluctuations in short-term interest rates. Despite the temporary drop in
rates    over    year-end    due

to the added reserves, many believe, now that Y2K issues have been successfully navigated, that the issue of managing sustainable growth should take center
stage    again.

What is the fund's current strategy?

In response to a market environment marked by rising interest rates, the fund took on a somewhat defensive strategy. We took two steps to position the fund in the current market: we shortened the fund' s average maturity and built a liquidity cushion. Shorter maturities and a higher level of cash are designed to enable the fund to take advantage of a possible further rise in interest rates.

January 14, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

Money Market Series

December 31, 1999

 Principal



NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.5%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Branch Bank & Trust Co.

   5.04%, 1/10/2000                                                                           4,500,000                4,499,968

Deutsche Bank AG (Yankee)

   5.70%, 4/10/2000                                                                           5,000,000  (a)           4,999,399

Societe Generale N.A. Inc. (Yankee)

   5.70%, 4/20/2000                                                                           5,000,000                4,999,249

Union Bank of California

   5.98%, 8/1/2000                                                                            4,000,000                4,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $18,498,616)                                                                                                 18,498,616
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--41.9%
------------------------------------------------------------------------------------------------------------------------------------

Atlantis One Funding Corp.

   5.92%, 2/22/2000                                                                           4,500,000                4,462,625

BCI Funding Corp.

   6.05%, 5/2/2000                                                                            4,000,000                3,920,429

Commonwealth Bank of Australia

   6.00%, 4/6/2000                                                                            4,500,000                4,429,440

DaimlerChrysler North America Holding Corp.

   6.10%, 2/29/2000                                                                           4,500,000                4,456,045

Donaldson, Lufkin & Jenrette Securities Corp.

   6.22%, 3/3/2000                                                                            4,000,000                3,957,806

General Electric Capital Corp.

   5.93% , 6/16/2000                                                                          4,000,000                3,893,677

Goldman Sachs Group Inc.

   6.07%, 2/29/2000                                                                           4,500,000                4,456,266

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                            4,500,000                4,449,665

Santander Finance (DE) Inc.

   5.94%, 3/22/2000                                                                           4,000,000                3,947,575

UBS Finance (DE) Inc.

   4.25%, 1/3/2000                                                                            4,000,000                3,999,056

TOTAL COMMERCIAL PAPER

   (cost $41,972,584)                                                                                                 41,972,584
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--20.9%
------------------------------------------------------------------------------------------------------------------------------------

Bear, Stearns & Co. Inc.

   6.52%, 2/22/2000                                                                           5,000,000  (a)           5,000,388

Finova Capital Corp.

   6.09%, 8/15/2000                                                                           2,500,000                2,499,192


                                                                                              Principal

CORPORATE NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GTE Corp.

   6.22%, 6/12/2000                                                                           5,000,000  (a)           4,998,567

Heller Financial Inc.

   5.90%, 8/7/2000                                                                            4,000,000  (a)           4,000,000

Paine Webber Group Inc.

   6.66%, 9/15/2000                                                                           4,500,000  (a)           4,500,000

TOTAL CORPORATE NOTES

   (cost $20,998,147)                                                                                                 20,998,147
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--5.0%
------------------------------------------------------------------------------------------------------------------------------------

First Tennessee Bank

  5.68%, 4/19/2000

   (cost $4,999,415)                                                                          5,000,000  (a)           4,999,415
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--11.6%
------------------------------------------------------------------------------------------------------------------------------------

Bank One NA (Grand Cayman)

   4.50%, 1/3/2000                                                                            4,000,000                4,000,000

Chase Manhattan Bank NA (London)

   4.00%, 1/3/2000                                                                            4,000,000                4,000,000

Republic National Bank of New York (London)

   4.50%, 1/3/2000                                                                            3,647,000                3,647,000

TOTAL TIME DEPOSITS

   (cost $11,647,000)                                                                                                 11,647,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $98,115,762)                                                                             97.9%               98,115,762

CASH AND RECEIVABLES (NET)                                                                         2.1%                2,090,207

NET ASSETS                                                                                       100.0%              100,205,969

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF INVESTMENTS

Government Securities Series

December 31, 1999




                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. TREASURY BILLS--31.6%                                               Purchase (%)            Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/13/2000

   (cost $114,791,083)                                                           5.47            115,000,000      114,791,083
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--23.5%
------------------------------------------------------------------------------------------------------------------------------------

5.875%, 2/15/2000                                                                4.69             28,000,000       28,035,240

5.50%, 3/31/2000                                                                 4.66             25,000,000       25,037,360

5.50%, 5/31/2000                                                                 4.88             25,000,000       25,040,463

5.875%, 6/30/2000                                                                5.23              7,000,000        7,017,309

TOTAL U.S. TREASURY NOTES

  (cost $85,130,372)                                                                                               85,130,372
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--44.6%
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

   dated 12/31/1999, due 1/3/2000 in the amount of
   $4,921,615 (fully collateralized by $4,975,000
   U.S. Treasury Notes, 5.75%, due 11/15/2000,
   value $4,999,293)                                                             1.50             4,921,000         4,921,000

Bear, Stearns & Co. Inc.

   dated 12/31/1999, due 1/3/2000 in the amount of
   $31,006,458 (fully collateralized by $31,580,000
   U.S. Treasury Strips, due 2/15/2000,
   value $31,377,888)                                                            2.50            31,000,000        31,000,000

Donaldson, Lufkin & Jenrette Securities Corp. Inc.

   dated 12/31/1999, due 1/3/2000, in the amount of
   $33,005,500 (fully collateralized by $33,373,000
   U.S. Treasury Notes 5.625%, due 11/30/2000,
   value $33,412,714)                                                            2.00            33,000,000        33,000,000

Morgan (J.P.) & Co. Inc.

   dated 12/31/1999, due 1/3/2000 in the amount of
   $27,005,938 (fully collateralized by $27,066,000
   U.S. Treasury Notes, 5.50%, due 2/29/2000,
   value $27,539,505)                                                            2.64            27,000,000        27,000,000

Morgan Stanley Dean Witter & Co.

   dated 12/31/1999, due 1/3/2000 in the amount
   of $33,006,793 (fully collateralized by $33,455,000
   U.S. Treasury Notes, 5.625%, due 11/30/2000,
   value $33,478,419)                                                            2.47            33,000,000        33,000,000


                                                                           Annualized
                                                                            Yield on
                                                                             Date of              Principal
REPURCHASE AGREEMENTS (CONTINUED)                                        Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Warburg Dillion Read, Inc.

   dated 12/31/1999, due 1/3/2000, in the amount of
   $33,006,875 (fully collateralized by $35,395,000
   U.S. Treasury Bills, due 11/9/2000,
   value $33,660,645)                                                            2.50            33,000,000           33,000,000

TOTAL REPURCHASE AGREEMENTS

  (cost $161,921,000)                                                                                                161,921,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $361,842,455)                                                          99.7%                                361,842,455

CASH AND RECEIVABLES (NET)                                                        .3%                                  1,106,172

NET ASSETS                                                                     100.0%                                362,948,627

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments
   (including repurchase agreements of $161,921,000 for
   the Government Securities Series)--Note 2(b)         98,115,762  361,842,455

Cash                                                     1,555,690      272,622

Interest receivable                                        667,647    1,102,793

Prepaid expenses                                             6,047       13,791

                                                       100,345,146  363,231,661
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates              87,697       196,921

Accrued expenses and other liabilities                     51,480        86,113

                                                          139,177       283,034
--------------------------------------------------------------------------------

NET ASSETS ($)                                        100,205,969   362,948,627
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                       100,236,117  363,036,071

Accumulated net realized gain (loss) on investments      (30,148)      (87,444)
--------------------------------------------------------------------------------

NET ASSETS ($)                                        100,205,969   362,948,627

NET ASSET VALUE PER SHARE

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

Net Assets ($)                                        100,205,969  362,948,627

Shares Outstanding                                    100,219,617  363,036,071

NET ASSET VALUE PER SHARE ($)                               1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                         5,433,942   20,813,488

EXPENSES--NOTE 2:

Management fee--Note 3(a)                                 512,901    2,083,776

Shareholder servicing costs--Note 3(b)                    328,510      842,132

Registration fees                                          43,440       30,007

Professional fees                                          32,821       14,551

Custodian fees                                             26,559       78,645

Directors' fees and expenses--Note 3(c)                    11,522       57,693

Prospectus and shareholders' reports                       11,183       22,836

Miscellaneous                                                  --        1,868

TOTAL EXPENSES                                            966,936    3,131,508

INVESTMENT INCOME--NET                                  4,467,006   17,681,980
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($)    (1,333)     (87,197)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    4,465,673   17,594,783

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS



                                                        Money Market Series                         Government Securites Series
                                              --------------------------------------         ---------------------------------------

                                                Year Ended           Year Ended               Year Ended                Year Ended
                                              December 31,          December 31,             December 31,              December 31,
                                                      1999                  1998                     1999                      1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                           4,467,006             5,316,204               17,681,980                20,107,437

Net realized gain (loss)
   on investments                                  (1,333)               (6,557)                 (87,197)                    36,250

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,465,673              5,309,647              17,594,783                20,143,687
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO
   SHAREHOLDERS FROM ($):

Investment income--net                         (4,467,006)            (5,316,204)             (17,681,980)             (20,107,437)

Net realized gain
   on investments                                     --                      --                      --                   (36,250)

TOTAL DIVIDENDS                                (4,467,006)            (5,316,204)             (17,681,980)             (20,143,687)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS
   ($1.00 per share):

Net proceeds from
   shares sold                                 320,522,771            270,802,602            1,597,921,400            1,295,087,820

Dividends reinvested                             2,829,101              3,521,681               10,137,442               11,359,817

Cost of shares redeemed                       (333,779,964)          (282,449,373)          (1,672,681,750)          (1,259,780,722)

INCREASE (DECREASE) IN
   NET ASSETS
   FROM CAPITAL
   STOCK TRANSACTIONS                          (10,428,092)            (8,125,090)             (64,622,908)              46,666,915

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                               (10,429,425)            (8,131,647)             (64,710,105)              46,666,915
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            110,635,394            118,767,041              427,658,732              380,991,817

END OF PERIOD                                  100,205,969            110,635,394              362,948,627              427,658,732

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 1999           1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .044           .047          .047           .046          .053

Distributions:

Dividends from investment income--net                            (.044)         (.047)        (.047)         (.046)        (.053)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.45           4.76          4.76           4.73          5.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94            .94          1.00            .93           .84

Ratio of net investment income
   to average net assets                                         4.35           4.66          4.66           4.63          5.33

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --            .01             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         100,206        110,635        118,767       129,344        144,172

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS

Government Securities Series



                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 1999           1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                            .042           .047           .046          .045          .051

Distributions:

Dividends from investment income--net                            (.042)         (.047)         (.046)        (.045)        (.051)

Net asset value, end of period                                   1.00           1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.31           4.83           4.72          4.60          5.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75            .69            .87           .90           .83

Ratio of net investment income
   to average net assets                                         4.24           4.71           4.62          4.50          5.07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         362,949        427,659        380,992       441,769       431,444

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair
value    of    the    fund'   s    investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series and Government Securities Series receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.


(E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $18,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005, $7,000 expires in fiscal 2006 and $1,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $87,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

At December 31, 1999, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended December 31, 1999 pursuant to the Agreement.

(B)  Under the Shareholder Services Plan, each series reimburses Dreyfus Service
Corporation,    a    wholly-owned    subsidiary    of    the     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the Money Market Series and the Government Securities Series were charged $208,550 and $513,607, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the Money Market Series and the Government Securities Series, were charged $101,226 and $258,863, respectively, pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated director is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a director in a Fund Group, the directors receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Money Market Instruments, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series) , as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                              Ernst & Young LLP
New York, New York

February 7, 2000

                                                             The Fund


Dreyfus Money Market Instruments, Inc.

Government Securities Series

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the Government Securities Series hereby designates 34.69% of the ordinary income dividends paid during its fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                                                           For More Information

                        Dreyfus

                        Money Market

                        Instruments, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                              008-060AR9912